UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

KinderCare Learning Companies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42367	87-1653366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Meadows Road
Lake Oswego, Oregon		97035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 872-1300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KLC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2026, the Compensation Committee of the Board of Directors of KinderCare Learning Companies, Inc. (the “Company”) approved and adopted the KinderCare Learning Companies, Inc. Short Term Incentive Plan (the “Plan”) effective January 4, 2026 (the “Effective Date”), the beginning of the Company’s fiscal year 2026. The Compensation Committee intends to use the Plan for the administration of the Company’s annual performance-based cash bonus awards granted on or after the Effective Date. The Plan provides for incentive awards to be granted to officers and other employees of the Company selected for participation in the Plan and cash payments on those incentive awards based upon the achievement of financial, operational and/or strategic performance metrics, goals or objectives established by the Compensation Committee. The Compensation Committee has the authority to designate the participants in the Plan; determine the applicable performance period; determine the amount of each incentive award; select applicable performance criteria, including to the extent determined by the Compensation Committee, the minimum, target and maximum level of performance of such performance criteria; identify the weights of applicable performance criteria; determine the relationship between the degree to which performance criteria have been achieved and cash incentive payments; and adjust bonus payments based on unusual or non-recurring events.

The foregoing summary of the Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	KinderCare Learning Companies, Inc. Short Term Incentive Plan Effective January 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KinderCare Learning Companies, Inc.

Date:	February 27, 2026	By:	/s/ Anthony Amandi
Anthony Amandi, Chief Financial Officer